================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement     [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                          (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 THE ONE GROUP
                               3435 Stelzer Road
                               Columbus, OH 43219
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             Michael V. Wible, Esq.
                              BANC ONE CORPORATION
                              100 E. Broad Street
                            Columbus, OH 43271-0158
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: ....N/A

     (2) Aggregate number of securities to which transaction applies: .......N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): .....N/A

     (4) Proposed maximum aggregate value of transaction: ...................N/A

     (5) Total fee paid: ....................................................N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ............................................N/A

     (2) Form, Schedule or Registration Statement No.: ......................N/A

     (3) Filing Party: ......................................................N/A

     (4) Date Filed: ........................................................N/A

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

                                THE ONE GROUP(R)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 10, 1997

     Notice is hereby given that a Special Meeting of the Shareholders ("Special Meeting") of The One Group Income Bond Fund (the "Fund"), will be held at 10:00 am. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

     1. To approve an amendment in the investment objective of the Fund as set forth below:

        The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high, medium and low grade debt securities.

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

     Shareholders of record at the close of business on March 5, 1997 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                        By Order of the Trustees

                                        George O. Martinez
                                        Secretary

March 24, 1997

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                THE ONE GROUP(R)
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 10, 1997

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of The One Group on behalf of The One Group Income Bond Fund (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to The One Group. The proxy also can be revoked by attending and voting in person at the Special Meeting of Shareholders of the Fund on April 10, 1997 at 10:00 a.m. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of these proxy materials has been or is to be borne by The One Group. Proxy solicitations will be made primarily by mail, but also may be made by telephone, telegraph, or personal interview conducted by certain officers or employees of The One Group or The One Group Services Company, the Fund's administrator and distributor. Proxies may be given and transmitted by facsimile or phone. In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

     Only Shareholders of record of the Fund at the close of business on March 5, 1997 will be entitled to vote at the Special Meeting. On March 5, 1997, the Fund had 77,403,495.268 shares outstanding. Each share of the Fund is entitled to one vote on each matter to be acted upon at the Special Meeting. Each fractional share is entitled to a proportionate fractional vote.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting. This would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The One Group's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219. Banc One Investment Advisors Corporation ("Banc One Advisors") serves as investment adviser and sub-administrator to the Fund.

     This proxy statement and the enclosed Notice of Special Meeting and form of Proxy are first being mailed to Shareholders of record on or about March 24, 1997.

     A COPY OF THE ONE GROUP'S ANNUAL REPORT DATED JUNE 30, 1996, AND SEMI-ANNUAL REPORT DATED DECEMBER 31, 1996, ARE AVAILABLE UPON REQUEST FROM THE ONE GROUP SERVICES COMPANY AT THE ABOVE ADDRESS AND ALSO MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-480-4111.

                                  INTRODUCTION

     This Special Meeting is being called for the following purposes:

     (1) to approve an amendment in the investment objective of the Fund as set forth below:

         The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high, medium and low grade debt securities.

     (2) to transact any such other business as may properly come before the Special Meeting or any adjournment thereof.

     Approval of Proposals (1) and (2) require the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

                         PROPOSAL (1) -- APPROVAL OF AN
                          AMENDMENT IN THE INVESTMENT
                             OBJECTIVE OF THE FUND

     On February 20, 1997, the Trustees of The One Group, including a majority of the Trustees who are not interested persons of The One Group or Banc One Advisors, as defined in the 1940 Act, unanimously approved an amendment in the investment objective of the Fund. Under the proposed investment objective, the Fund would be permitted to invest in high yield bonds and similar securities in the lower rating categories. High yield securities are commonly known as "junk bonds." A focus on lower rated corporate bonds, augmented by participations in mortgages and other corporate debt, could enable the Fund to increase yield and total return. The Fund does not intend to invest more than 30% of its total assets in high yield securities. While the Fund does not intend to modify this limitation in the foreseeable future, Shareholders will receive advance notice of any change in policy.

CURRENT INVESTMENT OBJECTIVE:

     To seek a high level of current income by investing in a portfolio of high and medium grade fixed-income securities.

CURRENT PERMISSIBLE INVESTMENTS:

     The Fund currently invests at least 80% of total assets in debt securities of all types. In addition, up to 20% of the Fund's total assets may be invested in preferred stocks. The Fund also may purchase taxable and tax-exempt municipal securities. All debt securities and preferred stock currently purchased by the Fund are rated as "investment grade" by a nationally recognized rating agency at the time of investment or, if unrated, determined by Banc One Advisors to be of comparable quality. Investment grade debt securities are those rated in the four highest rating categories, for example, BBB or better by Standard & Poors Rating Services ("S&P"), and Baa or better by Moody's Investor Services, Inc ("Moody's"). A description of each rating by S&P and Moody's can be found below in "Description of Ratings." Municipal Securities purchased by the Fund, if bonds, must be investment grade or, if unrated, determined by the Advisor to be of comparable quality. Other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations, purchased by the Fund, must be rated in the highest or second highest investment grade categories at the time of investment or, if unrated, determined by Banc One Advisors to be of comparable quality.

     For a complete discussion of the permissible investments for the Fund, please refer to Page 20 of the Fund's prospectus dated November 1, 1996.

PROPOSED INVESTMENT OBJECTIVE:

     To seek a high level of current income by investing primarily in a diversified portfolio of high, medium and low grade debt securities.

PROPOSED ADDITIONAL PERMISSIBLE INVESTMENTS:

     Consistent with the proposed objective, the Fund normally will invest at least 70% of its total assets in debt securities of all types rated as investment grade at the time of investment or, if unrated, determined by Banc One Advisors to be of comparable quality. In addition, up to 30% of the Fund's total assets may be invested in convertible securities, preferred stock, loan participations, and debt securities rated below investment grade or, if unrated, determined by Banc One Advisors to be of comparable quality. Although the Fund does not have a present intention to do so, the proposed investment objective will permit the Fund to hold certain non-fixed income instruments.

     Securities rated below investment grade are called "high yield bonds," "non-investment grade bonds" and "junk bonds." These securities are rated in the fifth or lower rating categories, for example, BB or lower by S&P and Ba or lower by Moody's, and are considered to have predominately speculative characteristics. Even though it may invest in debt securities in all rating categories, the Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

     Generally, lower rated debt securities provide a higher yield than higher rated debt securities of similar maturity, but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. Issuers of high yield securities may not be as strong financially as those issuing higher rated securities. Such high yield issuers may include smaller, less creditworthy companies or highly indebted firms. These high yield securities are regarded as predominately speculative.

     The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities. Thus, periods of economic uncertainty and changes can be expected to result in the increased volatility of market prices of high yield bonds and of the investment company's net asset value. Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Issuers of high yield securities also are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. A projection of an economic downturn, for example, could cause a decline in high yield prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In the event of a default, the Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities. In addition, a long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions. Finally, the market prices of debt securities generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. The market prices of high yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.

     Credit quality in the high yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the Fund's policy not to rely solely on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with Banc One Advisors's independent and ongoing review of credit quality.

     Because investments in lower rated securities involve greater investment risk, achievement of the Fund's investment objectives may be more dependent on Banc One Advisors's credit analysis than would be the case if the Fund were investing in higher rated securities. The Fund may seek to hedge investments through transactions in options, futures contracts and related options. The Fund also may use swap agreements to further manage exposure to lower rated securities.

     If Shareholders approve the proposed amendment to the Fund's investment objective, the Fund may purchase the additional types of high yield investments listed below. These investments, along with those currently listed in the Fund's prospectus, may be changed at any time without advance notice to Shareholders. Of course, if changes are made, Shareholders will receive a prospectus reflecting such changes.

     Zero-coupon debt securities -- Like all zero coupon securities, high yield zero coupon securities bear no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Even though zero coupon bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

     Zero-fixed-coupon debt securities -- These securities are zero-coupon debt securities which convert on a specified date to interest-bearing debt securities.

     Loan Participations and Assignments -- Large loans to corporations or to governments, including governments of the less developed countries ("LDCs"), may be shared or syndicated among several lenders, usually banks. The Fund's investments in loans are expected in most instances to be in the form of loan participations or assignments of all or a portion of loans from third parties. In a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon the lender's receipt of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender. With respect to LDC borrowers, the risk is that the governmental entity responsible for repayment of the debt may be unable or unwilling to do so. Because loan participations and assignments are illiquid, the Fund will not invest more than 15% of its total assets in loan participations, assignments and other illiquid securities. In addition, the Fund may have difficulty disposing of assignments and participations where disposition involves assigning such interests to third parties.

                             DESCRIPTION OF RATINGS

     The following descriptions of S&P's and Moody's corporate and municipal bond ratings have been published by S&P and Moody's, respectively.

STANDARD & POOR'S RATINGS SERVICES

Investment Grade

     Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay interest and repay principal. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

     Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     The rating C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating C1 is reserved for income bonds on which no interest is being paid.

     Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-). Ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTOR SERVICE, INC.

Investment Grade

     Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds that are rated Baa by Moody's are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of securities rated BBB or Baa to make principal and interest payments than is the case with higher grade securities.

Non-Investment Grade

     Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds rated B lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

     Bonds rated Caa have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments. Bonds rated Ca are speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating. Bonds in this category have extremely poor prospects of ever attaining any real investment standing.

                                   * * * * *

     Unrated securities will be treated as non-investment grade securities unless Banc One Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

           ----------------------------------------------------------

     The Trustees believe that the proposed change in the investment objective of the Fund and the attendant changes in the permitted investments of the Fund provide the flexibility necessary to permit the Fund to respond to changing interest rate environments. The expanded investment objective will allow the Fund to continue to pursue a goal of high current income.

     If the proposed change in the investment objective of the Fund is approved by Shareholders, it will become effective on or about June 15, 1997. In the event that the holders of a majority of the outstanding Shares of the Fund vote against the proposal, the present investment objective will continue in effect and the Trustees will determine what further actions, if any, are to be taken in the best interests of the Shareholders.

          Set forth below is the investment objective of the Fund, as proposed to be amended:

          The Fund seeks a high level of current income by investing in a diversified portfolio of high, medium and low grade debt securities.

     THE TRUSTEES OF THE ONE GROUP UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT OF THE INVESTMENT OBJECTIVE OF THE INCOME BOND FUND.

                          OTHER MATTERS AND DISCRETION
                         OF PERSONS NAMED IN THE PROXY

     While the special Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement, the only business which the management intends to present or knows that others will present is the business stated in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the enclosed Proxy shall be voted in accordance with the best judgement of the persons named as proxies, or their substitutes, present at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received and it is otherwise appropriate.

                      INFORMATION ABOUT BANC ONE ADVISORS

     Banc One Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, is located at 1111 Polaris Parkway, Columbus, Ohio 43271-0211. As of December 31, 1996, Banc One Advisors, together with its advisory affiliates, acted as investment adviser for approximately $41 billion in assets, of which over $15 billion is in The One Group.

                INFORMATION ABOUT THE ONE GROUP SERVICES COMPANY

     The One Group Services Company, a wholly owned subsidiary of BISYS Group, Inc., serves as the Fund's distributor under a distribution agreement with The One Group. Under the distribution agreement, shares of the Fund are sold on a continuous basis. The One Group Services Company and The One Group are also parties to a management and administration agreement relating to the Fund. Under the terms of the management and administration agreement, The One Group Services Company is responsible for providing The One Group with administrative services (other than investment advisory services), including regulatory reporting and all necessary office space, equipment, personnel and facilities. The One Group Services Company is located at 3435 Stelzer Road, Columbus, Ohio 43219.

                             ADDITIONAL INFORMATION

DIRECTORS OF THE FUNDS

     None of the directors or officers of the Fund hold positions with Banc One Advisors, or have an interest in Banc One Advisors or in a person controlling, controlled by or under common control with Banc One Advisors.

BENEFICIAL OWNERS

     As a group, the Officers and Trustees of the Fund own less than 1% of the outstanding shares of the Fund.

     The following list indicates the percentage ownership of the Shareholders who, to the best knowledge of the Fund, are the beneficial owners of more than 5% of the outstanding shares of the Fund:

                TYPE OF                   NAME &                   PERCENTAGE
  CLASS        OWNERSHIP                  ADDRESS                 OF OWNERSHIP
----------    -----------    ---------------------------------    ------------
Fiduciary     Record         Strafe & Co.                             65.30%
                             c/o Bank One Trust Co.
                             Attn: Mutual Funds
                             100 E. Broad Street
                             Columbus, OH 43215-3607

                TYPE OF                   NAME &                   PERCENTAGE
  CLASS        OWNERSHIP                  ADDRESS                 OF OWNERSHIP
----------    -----------    ---------------------------------    ------------
Fiduciary     Record         Clark & Co.                              28.76%
                             Database 2 -- Attn: One
                             Group/Cash
                             235 W. Schrock Rd.
                             Westerville, OH 43081-2874

A             Record         Dean Witter FBO                           9.14%
                             Alpert Corp. Money Purchase Plan
                             Steven Kurtz TTEE
                             5 World Trade Center 6th Floor
                             New York, NY 10048-0205

A             Record         Dean Witter FBO                           6.87%
                             Signal Soft Corp
                             1655 Walnut Street #660
                             Boulder, CO 86302-5436

     The One Group believes that as of March 5, 1997, BANC ONE CORPORATION (100 East Broad Street, Columbus, OH 43271), through its affiliates, owned of record substantially all the Fiduciary Class shares of the Fund. The One Group believes that as of the same date, BANC ONE CORPORATION, through its affiliates, possessed on behalf of its underlying accounts, voting or investment power with respect to 84.10% of the Fiduciary Class shares of the Fund. As a consequence, BANC ONE CORPORATION may be deemed to be a controlling person of the Fiduciary Class shares of the Fund under the Investment Company Act of 1940.

     Dated: March 24, 1997

     IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. FOR YOUR CONVENIENCE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                       THE ONE GROUP(R) INCOME BOND FUND

                         PROXY FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, APRIL 10, 1997

     THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE ONE GROUP.

     The undersigned hereby appoints Mark S. Redman and George O. Martinez each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of The One Group Income Bond Fund (the "Fund") on April 10 , 1997 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Fund which the undersigned would be entitled to vote upon the following matter if personally present.

     1. Approval of an Amendment in the Investment Objective of the Fund as set forth below:

           The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high, medium and low grade debt securities.

  FOR   AGAINST   ABSTAIN
  ( )     ( )       ( )


     2. To transact any other business as properly comes before the Meeting or any adjournment thereof.

  FOR   AGAINST   ABSTAIN
  ( )     ( )       ( )


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL (l). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

     NOTE: Please sign exactly as the name appears on this card. EACH Joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

___________________________
Signature of Shareholder(s)

__________________________
Signature of Shareholder(s)

Dated:______________, 1997.

               PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE